UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event reported): July 29, 2026

Stagwell Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13718	86-1390679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Floor 65

New York, NY 10007

(Address of principal executive offices and zip code)

(646) 429-1800

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	STGW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2026, the Board of Directors (the “Board”) of Stagwell Inc. (the “Company”), upon the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Beth J. Kaplan to serve as a director of the Company effective July 31, 2026. Ms. Kaplan’s initial term as a director will continue until the Company’s 2027 annual meeting of stockholders. Committee appointments will be made at a later date.

The Board has determined that Ms. Kaplan is an “independent” director under the Company’s Corporate Governance Guidelines, the independence requirements of The Nasdaq Stock Market, and the applicable rules promulgated by the Securities and Exchange Commission (the “SEC”). The appointment of Ms. Kaplan as a director of the Company was not pursuant to an agreement or understanding between Ms. Kaplan and any other person. There are no related party transactions between the Company and Ms. Kaplan that would require disclosure under Item 404(a) of Regulation S-K.

As a non-employee director, Ms. Kaplan is entitled to receive the same compensation paid by the Company to each of its non-employee directors as described under “Compensation of Directors” in the Company’s Definitive Proxy Statement for its 2026 annual meeting of stockholders, filed with the SEC on April 28, 2026, which description is incorporated herein by reference. In addition, the Company has entered into its form of Indemnification Agreement with Ms. Kaplan, a copy of which has been filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 13, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2026

Stagwell Inc.

By:	/s/ Edmund D. Graff
Name: Edmund D. Graff
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary